UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2007
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24647	77-0328533
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2450 Walsh Avenue
Santa Clara, California 95051
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 235-5500
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
On January 10, 2007, Terayon Communication Systems, Inc. announced the filing of its Quarterly Reports on Form 10-Q for the first, second and third quarters of 2006. The Company also announced that it intends to host an investor call to discuss its financial results for the 2005 fiscal year, the restated periods, and the first three quarters of 2006, and to provide a business and strategic update on Friday, January 12, 2007 at 2:00 p.m. PST (5:00 p.m. EST).
The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated January 10, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
                    (d)     Exhibits.

Exhibit No.	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on January 10, 2007 entitled “Terayon Announces Filing of Quarterly Reports on Form 10-Q and Scheduled Release of 2006 Quarterly Results”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2007

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
	Name:	Mark Richman
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 10, 2007

Exhibit	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on January 10, 2007 entitled “Terayon Announces Filing of Quarterly Reports on Form 10-Q and Scheduled Release of 2006 Quarterly Results”